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                                                                    EXHIBIT 10.9


                            AMENDMENT NUMBER ONE TO
                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Amendment Number One to the Restricted Stock Purchase Agreement (the

"Amendment"), is made and entered into effective as of May 12, 1999, by and
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between PETsMART.com, Inc., a Delaware corporation (the "Company") and Carina
                                                         -------
Schaldach (the "Purchaser").
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                                    RECITALS

     WHEREAS, the Company and the Purchaser desire to amend the Restricted Stock Purchase Agreement, dated as of May 12, 1999 (the "Agreement"), by and between
                                                   ---------
the Company and the Purchaser, in order to correct certain typographical and other errors contained therein.

     NOW THEREFORE, the parties hereto agree as follows:

  1.
                                  DEFINITIONS

     a.   Definitions - The capitalized terms used in this Amendment and not
          -----------
          otherwise defined herein shall have the meanings set forth in the Agreement.

 2.
                             AMENDMENT OF AGREEMENT

     a.   Payment of Purchase Price - Section 2 of the Agreement is hereby
          -------------------------
          amended by deleting "a check or wire transfer" and inserting, in lieu thereof "a check in the amount of $387.28 and a promissory note in the amount of $77,069.32."

     b.   Purchase Price for Repurchase Option - Section 4(1) of the Agree ment
          ------------------------------------
          is hereby amended by deleting "($0.05)" and inserting, in lieu thereof "($0.20)".

 3.
                            MISCELLANEOUS PROVISIONS
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     a.   Effect of Amendment  - Except as expressly modified by this Amendment,
          --------------------
          the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

     b.   Multiple Counterparts.  This Amendment may be executed in one or more
          ---------------------
          counterparts, each of which shall be deemed an original, with the same effect as if signatures thereto and hereto were upon the same instrument.
                             *    *    *    *    *

     IN WITNESS WHEREOF, the Company and the Purchaser have duly executed this Amendment as of the day and year first set forth above.


PETsMART.com, Inc.,                      PURCHASER:  Carina Schaldach
a Delaware corporation

                                                  /s/  Carina Schaldach
BY:       /s/ Tom McGovern               ---------------------------------------
      ---------------------------                    (Signature)
Name:  Tom McGovern
Title: CEO                                        292 W. Carter Ave
                                         ---------------------------------------
                                                        (Address)

                                                 Sierra Madre, CA  91024
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